EXHIBIT 10.10
CONSENT TO LOAN AND SERVICING AGREEMENT
This Consent to Loan and Servicing Agreement, dated as of October 23, 2026 (this “Consent”), is entered into by among CARLYLE CREDIT SOLUTIONS, INC. (formerly known as TCG BDC II, INC.), a Maryland Corporation, (in such capacity, “Initial Holdings”), CARLYLE CREDIT SOLUTIONS SPV 2 LLC (formerly known as TCG BDC II SPV 2 LLC), as the borrower (the “Borrower”), MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY and the other lenders identified on the signature pages hereto (the “Lenders”), U.S. BANK NATIONAL ASSOCIATION, as the administrative agent (the “Administrative Agent”), BARINGS FINANCE LLC, as the calculation agent (the “Calculation Agent”), CARLYLE CREDIT SOLUTIONS, INC. (formerly known as TCG BDC II, INC.), as the portfolio asset servicer (in such capacity, the “Initial Portfolio Asset Servicer”), and U.S. BANK NATIONAL ASSOCIATION, as the Collateral Custodian (the “Collateral Custodian”), in connection with that certain Loan and Servicing Agreement, dated as of May 13, 2020 (as amended by the First Amendment to Loan and Servicing Agreement, dated as of February 11, 2021, the Second Amendment to Loan and Servicing Agreement, dated as of August 13, 2021, the Third Amendment to Loan and Servicing Agreement, dated as of March 7, 2022, the Fourth Amendment to Loan and Servicing Agreement, dated as of September 20, 2022, the Fifth Amendment to Loan and Servicing Agreement, dated as of June 29, 2023, and the Sixth Amendment to Loan and Servicing Agreement, dated as of October 18, 2024 and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan and Servicing Agreement”), among Initial Holdings, the Borrower, the Lenders, the Administrative Agent, the Calculation Agent, the Initial Portfolio Asset Servicer and the Collateral Custodian. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given such terms in the Loan and Servicing Agreement.
WHEREAS, the Borrower seeks approval for a (i) merger of Carlyle Credit Solutions, Inc., a Maryland corporation (in its various capacities under the Loan and Servicing Agreement) into New Carlyle Credit Solutions, a Delaware statutory trust and (ii) name change (the “Name Change”) of New Carlyle Credit Solutions to Carlyle Credit Solutions (collectively, the “Merger”); and
WHEREAS, the undersigned Lenders, constituting the Majority Lenders as of the date hereof, and the Administrative Agent are willing to consent to the Merger.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows.
Section 1.CONSENT TO LOAN AND SERVICING AGREEMENT.
(a)The Administrative Agent and each of the undersigned Lenders, constituting the Majority Lenders on the date hereof, hereby acknowledge and consent to the Merger and, such Merger shall be permitted under the Loan and Servicing Agreement, subject to the conditions set forth in the Loan and Servicing Agreement, and upon the Merger, prior to the Name Change, New Carlyle Credit Solutions and after the Name Change, Carlyle Credit Solutions, shall be deemed to be Holdings and Portfolio Asset Servicer for all purposes under the Loan and Servicing Agreement, and each representation, warranty and covenant in the Loan and Servicing Agreement regarding compliance as to being a Maryland Corporation shall be construed to refer to the entity being a Delaware trust as if fully set forth therein, mutatis mutandis.
(b)Each of the undersigned Lenders, constituting the Majority Lenders on the date hereof, hereby direct the Administrative Agent to give its consent to the Merger and to execute and deliver this Consent.

(c)The Borrower hereby agrees that promptly after the consummation of the Merger, (i) the Borrower shall cause the filing of a UCC-1 financing statement in the State of Delaware adequately describing the Pledged Equity, and naming Carlyle Credit Solutions as debtor and the Administrative Agent as secured party, and (ii) the Borrower shall request from the State of Delaware and, upon receipt, provide to the Administrative Agent, copies of tax, judgment and lien searches with respect to Carlyle Credit Solutions.

Section 2.MISCELLANEOUS
(a)As of the date hereof, each reference in the Loan and Servicing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Transaction Documents to the Loan and Servicing Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Loan and Servicing Agreement as amended by this Consent.
(b)Except as expressly amended or waived hereby, all of the terms and provisions of the Loan and Servicing Agreement and all other Transaction Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(c)The execution, delivery and effectiveness of this Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any Borrower under the Loan and Servicing Agreement, or any other Transaction Document, or constitute a waiver or amendment of any other provision of the Loan and Servicing Agreement or any other Transaction Document except as and to the extent expressly set forth herein.
(d)Section headings contained in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purposes.
(e)The provisions of Section 11.06 (Governing Law; Jury Waiver) and Section 11.10 (Consent to Jurisdiction; Service of Process) of the Loan and Servicing Agreement are hereby incorporated into this Consent as if fully set forth herein, mutatis mutandis.
(f)This Consent may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Consent and the transactions contemplated hereby shall be deemed to include electronic signatures approved by the Borrower, the Lenders party hereto and the Administrative Agent (and, for the avoidance of doubt, electronic signatures utilizing the DocuSign platform shall be deemed approved), or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The Administrative Agent and the Lenders party hereto shall not incur any liability arising out of the use of electronic methods for any and all purposes in connection with the execution of this Consent, including the authorization, execution, delivery or submission of documents, instruments, notices, directions, instructions, reports, opinions and certificates to the Administrative Agent.
(g)This Consent is a Transaction Document, including for the purposes of Section 11.09 (Execution in Counterparts; Severability; Integration) of the Loan and Servicing Agreement, and, together with the other Transaction Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

Initial Holdings and Initial Portfolio Asset Servicer:

CARLYLE CREDIT SOLUTIONS, INC.

By:    ______________________________________
Name:
Title:

Borrower:

CARLYLE CREDIT SOLUTIONS SPV 2 LLC

By:    ______________________________________
Name:
Title:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as a Lender

By:    ______________________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION
in its capacity as Administrative Agent and Collateral Custodian

By:    ______________________________________
Name:
Title:

BARINGS FINANCE LLC
in its capacity as Calculation Agent

By:    ______________________________________
Name:
Title: